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                             STOCK OPTION AGREEMENT


                  THIS STOCK OPTION AGREEMENT, made as of this first day of June, 1998, by and between UNIVERSAL COMPRESSION HOLDINGS, INC., a Delaware corporation ("Holdings") and Valerie L. Banner (the "Employee"), who is an Employee of Universal Compression, Inc. ("Universal"), a wholly owned subsidiary of Holdings.

                  WHEREAS, Holdings has agreed to grant to the Employee an option to purchase Holdings Common Stock, $.01 par value per share (the "Common Stock"), pursuant to the terms and conditions of this Agreement in consideration for services to Universal; and

                  NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties agree as follows:

                  1. GRANT OF OPTION. Holdings hereby grants to the Employee an option (the "Option") to purchase 2,206 shares of Common Stock at $50 per share. This Option shall become effective on the date of this Agreement as set forth above ("Date of Grant") and unless sooner terminated under the provisions hereof, shall expire at 12:00 midnight on February 20, 2008 (the "Expiration Date"). This Option is granted under Holdings' Incentive Stock Option Plan (the "Plan"), a copy of which is attached hereto as Exhibit "A" and is incorporated herein by reference, and shall constitute, to the extent permissible, an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended, and otherwise shall be a Non-qualified Stock Option.

                  2.       OPTION TERMS AND CONDITIONS.

                           (a) Exercise of Option. The Option shall become
exercisable in accordance with the following schedule:

                  Years from Grant Date                   Amount Exercisable
                  ---------------------                   ------------------

                    June 01, 1999                          33 1/3%

                    June 01, 2000                          33 1/3%

                    June 01, 2001                          33 1/3%

                  Notwithstanding the foregoing, Options shall become immediately exercisable upon: (i) a public offering of Common Stock of the Corporation; (ii) the acquisition by any Person of fifty one percent (51%) or more of the Common Stock of the Corporation; or (iii) a sale of all or substantially all of the assets of the Corporation.




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(b)                        Termination of Employment.

                                    (i) Termination due to Death, Disability or
Retirement. In the event the Employee's employment with Universal terminates on account of death, Disability (as defined in the Plan) or retirement after age 65, the Option shall terminate as of the date of Employee's termination of employment, except for the portion of the Option which is exercisable as of the date of termination of employment, which shall terminate unless exercised by Employee within three months following the date of Employee's death, disability or retirement after age 65.

                                    (ii) Termination of Employment Without
Cause. In the event the Employee's employment with Universal shall terminate without cause, the Option shall terminate as of the date of Employee's termination of employment except for the portion of the Option which is exercisable as of the date of termination of employment, which shall terminate unless exercised by Employee within 30 days following the date of such termination of employment.

                                    (iii) Termination of Employment for Cause.
In the event the Employee's employment with Universal shall terminate for cause, the Option, whether or not exercisable as of the date of termination of employment, shall terminate in its entirety on the date of termination.

                  3. NON-TRANSFERABILITY. No Option granted hereby and no right arising thereunder shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Employee, the Option shall be exercisable only by the Employee. If the Option is exercisable at the date of the Employee's death and is transferred by will or by the laws of descent and distribution, the Option shall be exercisable in accordance with the terms of such Option by the executor or administrator, as the case may be, of the Employee's estate for a period of three (3) months after the date of the Employee's death and shall then terminate.

                  4. MODE OF EXERCISE. The Option shall be exercised by giving to Holdings written notice stating (a) the number of shares with respect to which the Option is being exercised, (b) the aggregate Exercise Price for such shares, and (c) the method of payment. At the option of the Employee, such aggregate Exercise Price may be paid: (i) in cash; (ii) with the consent of the Board of Directors of Holdings (the "Board"), which consent may be given or withheld in its sole discretion, by delivery of a promissory note to Holdings payable over a three (3) year period and bearing interest at the prime rate;
(iii) by delivery of shares of Common Stock owned by the Employee having a Fair Market Value (as determined by Section 5 hereof) equal in amount to the aggregate Exercise Price of the Option being exercised; (iv) by any combination of (i), (ii) and (iii); or (v) by cancellation of any portion of the Option, in which case the number of shares of Common Stock to be received shall be computed using the following formula:

                                  X = Y x (A - $50)
                                      -------------
                                            A

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Where:            X        =        the number of shares of Common Stock to be
                                    issued pursuant to clause (v) above;

                  Y = the number of shares of Common Stock that otherwise would have been issuable in respect of that portion of the Option to be exercised pursuant to clause (v) above if such exercise had been pursuant to clause
                                    (i), (ii), (iii) or (iv) above;

                  A        =        the Market Price of one share of Common
                                    Stock on the date of exercise;

provided, however, that clauses (iii) and (v) shall be inapplicable if no Fair Market Value is applicable under clause (iv) of Section 5.

                  5. FAIR MARKET VALUE OF COMMON STOCK. The "Fair Market Value" of the Common Stock on any day shall be determined by the Holdings Board as follows: (i) if the Common Stock is listed on a national securities exchange or quoted through the NASDAQ National Market System, the Fair Market Value on any day shall be the average of the high and low reported Consolidated Trading sales prices, or if no such sale is made on such day, the average of the closing bid and asked prices reported on the Consolidated Trading listing for such day; (ii) if the Common Stock is quoted on the NASDAQ inter-dealer quotation system, the Fair Market Value on any day shall be the average of the representative bid and asked prices at the close of business for such day;
(iii) if the Common Stock is not listed on a national stock exchange or quoted on NASDAQ, the Fair Market Value on any day shall be the average of the high bid and low asked prices reported by the National Quotation Bureau, Inc. for such day; or (iv) if none of clauses (i) - (iii) are applicable, the Fair Market Value as may be determined by the Board or any committee of the Board, there being no obligation to make such determination.

                  6. STOCK CERTIFICATES. All stock certificates representing shares of Common Stock acquired pursuant to the exercise of an Option that are issued by Holdings shall contain a legend substantially in the following form:

                  "SHARES OF UNIVERSAL COMPRESSION HOLDINGS, INC. ("HOLDINGS") REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS AGREEMENT, DATED AS OF FEBRUARY 20, 1998, AS MAY BE AMENDED WHICH CONTAINS PROVISIONS REGARDING THE RESTRICTIONS ON THE TRANSFER OF SUCH SHARES AND OTHER MATTERS. A COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF HOLDINGS. THE SHARES REPRESENTED BY THIS CERTIFICATE WERE NOT REGISTERED UNDER, AND ARE SUBJECT TO, THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE

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                  SECURITIES ACT OR IN A TRANSACTION EXEMPT FROM REGISTRATION
                  UNDER THE SECURITIES ACT."

                  In the event that the shares of Common Stock issued pursuant to the Option are (i) registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to an effective registration statement which complies with the then applicable regulations, rules and procedures and practices of the Securities and Exchange Commission, and are registered qualified in accordance with any applicable state laws, regulations, rules and administrative procedures practices, or (ii) transferred pursuant to an exemption from registration under the Securities Act and, at the request of Holdings, Holdings has received an executed legal opinion, satisfactory to its counsel, as to the availability of and compliance with such exemption and that such shares need not bear the restrictive legend stating that such shares have not been registered under the Securities Act, Holdings may issue new certificates representing such shares omitting that portion of such restrictive legend.

                  The shares of Common Stock acquired pursuant to the Option shall be subject to the provisions regarding transfers of shares in the Stockholders Agreement dated as of February 20, 1998, among Holdings and the partners named on the signature pages thereto, as amended from time to time (the "Stockholders Agreement"). At the request of Holdings, the Employee shall become a party to the Stockholders Agreement prior to the issuance of any shares under this Agreement.

                  7. OPTION SUBJECT TO SECURITIES AND OTHER REGULATIONS. The Option granted hereunder and the obligation of Holdings to sell and deliver shares under such Option shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. Holdings, in its discretion, may postpone the issuance or delivery of shares upon any exercise of the Option until completion of any stock exchange listing, or other qualification of such shares under any state or federal law, rule or regulation as Holdings may consider appropriate, and may require the Employee, his beneficiary or his legal representative to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

                  Upon demand by the Board, the Employee (or any person acting under Section 3 of this Agreement) shall deliver to the Board at the time of exercise of the Option a written representation that the shares to be acquired upon the exercise of the Option are being acquired for his own account and not with a view to, or for resale in connection with, any distribution in violation of federal or state securities laws. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of the Option shall be a condition precedent to the right of the Employee or such other person to purchase any shares.

                  8. ANTI-DILUTION ADJUSTMENTS. In the event of any change in the Common Stock by reason of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, combination or exchange of shares, or of any similar change affecting the Common Stock, the number and kind of shares subject to the Option and the Option price thereof shall be appropriately adjusted consistent with such change in such manner as the Board may

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deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the Employee.

                  9. BUYBACK RIGHT. Upon any termination of the employment of the Employee prior to a public offering of Common Stock, Holdings or its designee may at its option purchase all Common Stock acquired upon any exercise of the Option then held by the Employee for a purchase price equal to the determined value of such stock at the time of purchase. For purposes of this
Section 9, "determined value" shall mean the determined value of the shares of Common Stock being purchased by Holdings pursuant to this Section 9, such value to be determined annually as of March 31 of each year by a nationally recognized investment banking firm selected by Holdings. This valuation will serve as the determined value for the shares until the next valuation unless the Board determines that a significant change in Holdings performance or prospects requires a revaluation of the shares.

                  The purchase by Holdings pursuant to this Section 9 shall be paid for in cash, to the extent permitted under the loan agreements and debt instruments relating to Holdings or any of its subsidiaries, or, to the extent cash payments are not permitted thereunder, by means of a subordinated payment-in-kind promissory note issued by Holdings bearing interest, payable annually, at the lowest interest rate required to avoid imputed interest, which note shall be repaid as soon as permitted.

                  10. NO RIGHTS PRIOR TO EXERCISE OF OPTION. The Participant shall not have any rights as a stockholder with respect to any shares subject to the Option prior to the date on which the Employee is recorded as the holder of such shares on the records of Holdings.

                  11. NO RIGHTS WITH RESPECT TO CONTINUANCE OF EMPLOYMENT. Neither the grant of the Option nor any action taken with respect thereto shall be construed as giving the Employee the right to be retained in the employ of Universal or any subsidiary or affiliate, nor shall it interfere in any way with the right of Universal or any such subsidiary or affiliate to terminate any Employee's employment at any time for any reason, or for no reason at all.

                  12. TAXES. Holdings may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all Federal, state, local and other taxes required by law to be withheld with respect to the Option including, but not limited to: (i) reducing the number of shares of Common Stock otherwise deliverable, based upon their Fair Market Value on the date of exercise, to permit deduction of the amount of any such withholding taxes from the amount otherwise payable under this Agreement; (ii) deducting the amount of any such withholding taxes from any other amount then or thereafter payable to the Employee; or (iii) requiring the Employee, his beneficiary or his legal representative to pay to Holdings the amount required to be withheld or to execute such documents as Holdings deems necessary or desirable to enable it to satisfy its withholding obligations as a condition of releasing the Common Stock.

                  13. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware.

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                  14. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

                  15. NOTICES. Any notice or other communication required or which may be given hereunder shall be in writing and shall be delivered personally, telecopied with confirmed receipt, sent by certified, registered, or express mail, postage prepaid, or sent by a national next-day delivery service to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice, and shall be deemed given when so delivered personally or telecopied, or if mailed, 2 days after the date of mailing, or, if by national next-day delivery service, on the day after delivery to such service as follows:

                                    (i)     if to Holdings, to it at:

                                            Universal Compression, Inc.
                                            4430 1/2 Brittmoore Road
                                            Houston, Texas 77041
                                            Attention: Ernie Danner
                                            Telecopier No.: (713) 466-6720

                                    with a copy to:

                                            Universal Compression, Inc.
                                            4430 1/2 Brittmoore Road
                                            Houston, Texas  77041
                                            Attention: Valerie L. Banner
                                            Telecopier No.: (713) 466-6720

                                    with a copy to:

                                            Schulte Roth & Zabel LLP
                                            900 Third Avenue
                                            New York, NY 10022
                                            Attention: Andre Weiss, Esq.

                                    (ii)    if to Employee, to him or her at:

                                            Universal Compression, Inc.
                                            4440 Brittmoore
                                            Houston, TX 77041

                           16. HEADINGS. The headings in this Agreement are for
convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

                           17. SEVERABILITY. If any term, provision, covenant
or restriction of this Agreement, or any part thereof, is held by a court of competent jurisdiction or any foreign federal, state, county or local government or any other governmental, regulatory or administrative

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

agency or authority to be invalid, void, unenforceable or against public policy for any reason, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                           18. SPECIFIC PERFORMANCE. Each of the parties hereto
acknowledges and agrees that in the event of any breach of this Agreement, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that the parties hereto shall and do hereby waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties hereto, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement in any action instituted in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York, or, in the event such courts shall not have jurisdiction of such action, in any court of the United States or any state thereof having subject matter jurisdiction of such action.

                  IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Agreement as of the day and year first above mentioned.


                                    EMPLOYEE


                                      By:  /s/ Valerie L. Banner
                                         --------------------------------------
                                         Print Name: Valerie L. Banner




                                      UNIVERSAL COMPRESSION HOLDINGS, INC.


                                      By: /s/ Stephen A. Snider
                                         --------------------------------------
                                         Stephen A. Snider
                                         President and Chief Executive Officer


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